                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 18, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                      001-13533               74-2830661
-------------------------------   ---------------------   ---------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Extensions of Existing Wachovia Facilities

On May  18,  2007,  NovaStar  Financial,  Inc.  and  certain  of its  affiliates
(collectively,  "NovaStar")  entered into short-term  extensions of two existing one-year Master Repurchase  Agreements with Wachovia Bank, NA and certain of its affiliates  (collectively  "Wachovia").  One facility sets forth the terms under which  certain  NovaStar  entities may sell and  Wachovia  may purchase  certain mortgage  securities  and the  other  sets fort the terms  under  which  certain
NovaStar  entities may sell and Wachovia may purchase certain mortgage loans, in each case against an  obligation of the relevant  NovaStar  entity to repurchase the mortgage loans or mortgage securities purchased by Wachovia. The termination date of these  facilities  was  extended  to May 25,  2007.  In  addition to the financing  facilities  described  in this  Current  Report,  Wachovia  routinely engages in other orinary course financial transactions with NovaStar,  including but  not  limited  to  acting  as an  underwriter  for  certain  securitizations sponsored by NovaStar.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  May 23, 2007                    /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

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